UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
 _____________________________________________
 Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 13, 2018
_____________________________________________
MPLX LP
(Exact name of registrant as specified in its charter)
_____________________________________________

Delaware	001-35714	27-0005456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 421-2414
(Former name or former address, if changed since last report.)
 _____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
Third Amended and Restated Distribution Agreement
On March 13, 2018, MPLX LP (the “Partnership”) and MPLX GP LLC, the general partner of the Partnership (the “General Partner”), entered into a Third Amended and Restated Distribution Agreement (the “Third Amended and Restated Distribution Agreement”), by and among the Partnership, the General Partner and each of J.P. Morgan Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as agents (collectively, the “Sales Agents”). The Third Amended and Restated Distribution Agreement amended and restated that certain Second Amended and Restated Distribution Agreement, dated as of August 4, 2016, to which the Partnership, the General Partner, M&R MWE Liberty, LLC and certain of the Sales Agents were parties.
Under the terms of the Third Amended and Restated Distribution Agreement, the Partnership may, from time to time, issue and sell common units representing limited partner interests in the Partnership (“Common Units”), having an aggregate offering price of up to $1,740,959,652.
The sales, if any, of Common Units under the Third Amended and Restated Distribution Agreement will be made by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 of the Securities Act of 1933, including sales made by means of ordinary brokers’ transactions through the New York Stock Exchange, any other national securities exchange or facility thereof, a trading facility of a national securities association or an alternate trading system, to or through a market maker or directly on or through an electronic communication network or any similar market venue, in each case, at market prices, in block transactions or as otherwise agreed between us and any Sales Agent. Furthermore, Common Units may be sold to any Sales Agent as principal for its own account at a price agreed upon at the time of the sale. If the Partnership sells Common Units to any Sales Agent as principal, the Partnership will enter into a separate terms agreement with the Sales Agent.
The Partnership will pay the Sales Agents a commission at a fixed rate of up to 2% of the gross sales price per Common Unit. In addition, the Partnership has agreed to pay certain of the Sales Agents’ expenses incurred in connection with the offering. The Common Units will be sold pursuant to the Partnership’s shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-219795), which was declared effective by the Securities and Exchange Commission (the “Commission”) on October 12, 2017. The Partnership filed a prospectus supplement, dated March 13, 2018, with the Commission in connection with the offer and sale of Common Units. The prospectus supplement supplemented the prospectus, dated October 12, 2017, which was included in the Registration Statement.
The Third Amended and Restated Distribution Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. This description of the material terms of the Third Amended and Restated Distribution Agreement is qualified in its entirety by reference to such exhibit.
Exhibits to Registration Statement
The Partnership is filing herewith the Third Amended and Restated Distribution Agreement and opinion of Jones Day as exhibits to the Registration Statement.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

1.1
Third Amended and Restated Distribution Agreement, dated as of March 13, 2018, by and among the Partnership, the General Partner and each of J.P. Morgan Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC

5.1	Opinion of Jones Day
23.1	Consent of Jones Day (included in Exhibit 5.1)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: March 13, 2018	By:	/s/ Pamela K.M. Beall
Name: Pamela K.M. Beall
Title: Executive Vice President and Chief Financial Officer